---------------------------
                           Annual Report June 30, 1999
                           ---------------------------

                                   OPPENHEIMER

                                 Gold & Special
                                  Minerals Fund

                                [GRAPHIC OMITTED]

                                     [LOGO]
                              OppenheimerFunds(SM)
                             THE RIGHT WAY TO INVEST

Contents

 3 President's Letter

 5 An Interview with Your Fund's Managers

10 Fund Performance

15 Financial Statements

32 Independent Auditors' Report

33 Federal Income Tax Information

34 Officers and Trustees

36 Information and Services

 Report highlights
--------------------------------------------------------------------------------
o Plans to sell off a large part of the world's gold reserves continued to exert exceptional downward price pressure on the gold market.

o The Fund is a stock fund, not a commodity fund. We evaluate each holding as we would a typical business that brings in cash flow and earnings.

o Investments in special minerals provided a major boost in performance. In the last year, magnesium, platinum and palladium have all added value.

Avg Annual Total Returns
For the 1-Year Period
Ended 6/30/99

Class A

Without        With
Sales Chg.(1)  Sales Chg.(2)
----------------------------
12.03%         5.59%
----------------------------

Class B

Without        With
Sales Chg.(1)  Sales Chg.(2)
----------------------------
11.15%         6.15%
----------------------------

Class C

Without        With
Sales Chg.(1)  Sales Chg.(2)
----------------------------
11.12%         10.12%
----------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because the stock market can be volatile, the Fund's performance may be subject to substantial short-term changes. For updates on the Fund's performance, please contact your financial advisor, call us at 1-800-525-7048 or visit our website, www.oppenheimerfunds.com.

(1). Includes changes in net asset value per share without deducting any sales charges.

(2). Class A returns include the current maximum initial sales charge of 5.75%. Class B returns include the applicable contingent deferred sales charge of 5%. Class C returns include the contingent deferred sales charge of 1%. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.


                   2 Oppenheimer Gold & Special Minerals Fund

[PHOTO]

Bridget A. Macaskill
President
Oppenheimer
Gold & Special
Minerals Fund

 Dear shareholder,
--------------------------------------------------------------------------------

According to popular belief, the last six months have been particularly favorable for the financial markets.

      The truth of the matter is that it's been a long, uphill struggle for the diversified investor. That's because the stock market's dramatic rise reflects the performance of the Dow Jones Industrial Average, which has been fueled by only a small number of large-capitalization growth stocks and technology companies. In the bond market this year, while many corporate and foreign bonds have provided relatively attractive returns, the first quarter of 1999 was the worst quarter in history for U.S. Treasury securities.(1)

      Recently, though, signs of change have been emerging that confirm the importance of a well-diversified portfolio. While investors focusing on large-cap growth and technology stocks may have achieved superior short-term returns, they may have also dramatically increased their exposure to potential risks. If recent economic and market trends persist, previously out-of-favor stocks may continue to rise.

      Specifically, U.S. economic growth has continued to surpass most analysts' expectations and the breadth of the market's positive performance has begun to widen. This has raised concerns that inflationary pressures may re-emerge. Looking outside of the United States, many foreign economies also appear to be on the mend. The impact of these changes, as it applies to your fund, is discussed more fully inside by your portfolio manager.

                                                                  (over, please)

(1). Foreign investing entails higher expenses and risks, such as foreign currency fluctuations, economic and political instability, and differences in accounting standards.


                   3  Oppenheimer Gold & Special Minerals Fund

You may also have wondered about the impact of the Year 2000 problem on your investments. While we cannot predict the final outcome, we are pleased that many companies and governments appear to be making progress toward avoiding a major disruption. For our part, OppenheimerFunds is in the advanced stages of our Y2K project, and we have successfully participated in industry-wide tests.

      Meanwhile, we intend to maintain the disciplined investment approach that has been helping Oppenheimer funds shareholders for more than 40 years as they pursue their financial goals. Our longstanding experience has taught us that while investment fads come and go, prudent diversification remains key to successful investing. In fact, it is an essential part of what makes OppenheimerFunds The Right Way to Invest.

Sincerely,


/s/ Bridget A. Macaskill

Bridget A. Macaskill
July 22, 1999


                   4 Oppenheimer Gold & Special Minerals Fund

[PHOTO]

Portfolio Management
Team (l to r)
Frank Jennings
Shanquan Li

 An interview with your Fund's managers
--------------------------------------------------------------------------------

How did the Fund perform during the fiscal year that ended June 30, 1999?

The overall gold market, in spite of occasional rallies, was characterized by exceptional downward price pressure during this past year. The decline in the price of gold was due to ongoing concerns set off when a number of central banks and the International Monetary Fund announced a plan to sell off a large part of their gold reserves.

      Nevertheless, the Fund outperformed its benchmark, the Lipper Gold Fund Index, which generated a -3.85% return for the one-year period that ended June 30, 1999.(1) Oppenheimer Gold & Special Minerals Fund's Class A shares provided an average annual total return, without sales charges, of 12.03% for the same period.(2)

(1). The Lipper Gold Fund Index includes funds that focus on gold-oriented investments such as gold mines, gold-oriented finance houses, or gold coins, without considering sales charges.

(2). Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.


                   5 Oppenheimer Gold & Special Minerals Fund

"Gold is generally considered to be the single asset with value that is less directly affected by any government or political action."

 An interview with your Fund's managers
--------------------------------------------------------------------------------

What factors had the greatest impact on the gold market during this period?

The primary reason that central banks hold gold, in the view of the World Gold Council, is that gold is believed to be the single asset with value that is less directly affected by any government or political action. Although history has proven the value of gold during periods of turbulence, for the past decade worldwide financial markets have been relatively stable. In this environment, the traditional use of gold as currency "insurance" is being questioned by a growing list of government bodies. As a result, the U.K. Treasury, Swiss National Bank and the International Monetary Fund are considering selling off what amounts to nine months global output, over a five-year period.

How did you manage the Fund in light of this situation?

What sets this Fund apart is our basic strategy: Oppenheimer Gold & Special Minerals Fund is a stock fund, not a commodity fund. We protect the interests of our shareholders by following a proven investment discipline, judging each holding as a typical business that brings in cash flow and earnings. We focus on senior producers who have economies of scale, large, high-grade reserves, solid resources, and low production costs. In addition, we diversify, not only among sectors, but also among metals special minerals and between different countries.


                   6 Oppenheimer Gold & Special Minerals Fund

Finally, we seek out companies that are diversified themselves. For instance, a company may produce gold, but may also have reserves in zinc and any number of other metals. Investing in companies that are gold-related, but also produce other metals, provides extra leverage during difficult markets. When the price of gold is low, some of their other metals may be doing well.

What factors led to the Fund's good performance, relative to its peers?

Our investments in special minerals provided a major boost in performance. In the last year, magnesium, platinum and palladium have all added value to the portfolio. Platinum is produced in only three large areas: South Africa, Russia and the United States. Stillwater Mining Co., a key producer of platinum and palladium in North America, was the Fund's largest holding. The demand for platinum has been very strong, not only on the consumer side for jewelry, but on the industrial side. For example, platinum's current uses include the manufacture of computers, hard drives and certain electronic devices. It has shown equal promise for use in environmentally mandated catalytic converters, but the price is prohibitive and worldwide resources are very limited. However, palladium, a mineral that is chemically similar to platinum, but less expensive, has proven equally effective for use in catalytic converters. Due to large sales to automobile manufacturers, our palladium producers are also performing well.


                   7 Oppenheimer Gold & Special Minerals Fund

Avg Annual Total Returns
For the Periods Ended 6/30/993

Class A

1 year      5 year         10 year
------------------------------------
5.59%       -6.58%         -1.35%
------------------------------------

Class B
                           Since
1 year                     Inception
------------------------------------
6.15%                      -7.23%
------------------------------------

Class C
                           Since
1 year                     Inception
------------------------------------
10.12%                     -6.41%
------------------------------------

 An interview with your Fund's managers
--------------------------------------------------------------------------------

What is your outlook for the future?

The concerns about central banks selling their gold reserves are slightly mitigated by their indecision about the best way to go about it. Putting too much gold on the market at one time will further depress prices and lower potential gains. Nevertheless, that possibility, and the concerns it creates, is likely to put a cap on the price of gold. We continue to believe the gold mining industry will consolidate further, which may ultimately prove advantageous for the survivors--as well as for shareholders. Given this scenario and our focus on well-capitalized senior producers, we believe that the risk/reward factor should continue to be more favorable in gold stocks. Our strategy is to continue with our current ratio of approximately 80% of the Fund's assets allocated to gold and precious minerals.(4)

(3). Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 7/19/83. The Fund's maximum sales charge for Class A shares was higher prior to 4/1/91, so actual performance may have been lower. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception on 11/1/95). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 11/1/95. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.

(4). The Fund's portfolio is subject to change.

(5). Portfolio is subject to change. Percentages are as of June 30, 1999, and are based on total market value of investments.


                   8 Oppenheimer Gold & Special Minerals Fund

Industry Breakdown(5)

    [The following table was originally a pie chart in the printed material.]

Gold and Precious Minerals         78.4%
Metals                             17.5
Cash Equivalents                    3.1
Chemicals                           1.0

At the same time we will actively monitor the central bank situation and, if indicated, rebalance the allocations. This kind of active management and disciplined investment approach are what make Oppenheimer Gold & Special Minerals Fund part of The Right Way to Invest.

Top 10 Stock Holdings(5)
--------------------------------------------------------------------------------
Stillwater Mining Co.                                                       9.5%
--------------------------------------------------------------------------------
Barrick Gold Corp.                                                          7.5
--------------------------------------------------------------------------------
Placer Dome Inc.                                                            6.2
--------------------------------------------------------------------------------
Impala Platinum Holdings Ltd.                                               6.0
--------------------------------------------------------------------------------
Euro-Nevada Mining Corp.                                                    5.2
--------------------------------------------------------------------------------
Newmont Mining Corp.                                                        4.9
--------------------------------------------------------------------------------
Anglogold Ltd.                                                              3.6
--------------------------------------------------------------------------------
Anglo American Platinum Corp. Ltd.                                          3.6
--------------------------------------------------------------------------------
Franco-Nevada Mining Corp. Ltd.                                             3.4
--------------------------------------------------------------------------------
Homestake Mining Co.                                                        3.2
--------------------------------------------------------------------------------


                   9 Oppenheimer Gold & Special Minerals Fund

 Fund performance
--------------------------------------------------------------------------------

How Has the Fund Performed? Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended June 30, 1999, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

      o Management's Discussion of Performance. For the fiscal year that ended June 30, 1999, the Fund's performance was negatively affected by continuing downward price pressure in the overall gold market. At the same time, the Fund performed relatively well compared to competitors, as indicated by the Lipper Gold Fund Index. The weak performance of the gold market was due to low levels of U.S. inflation, a strong U.S. dollar relative to other currencies and the sale of significant amounts of gold by many central banks. The Fund benefited from diversification, specifically investments in special minerals, such as magnesium, platinum and palladium. The Fund's portfolio holdings, allocation and management strategies are subject to change.

      o Comparing the Fund's Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in Class A, Class B and Class C shares of the Fund held until June 30, 1999. In the case of Class A shares, performance is measured over a ten-year period. In the case of Class B and Class C shares, performance is measured from inception of the classes on November 1, 1995. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares and the applicable contingent deferred sales charge for Class B and Class C shares. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.


                  10 Oppenheimer Gold & Special Minerals Fund

The Fund's performance is compared to the performance of the Morgan Stanley Capital International (MSCI) World Index, an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the United States. The Index is widely recognized as a measure of global stock market performance. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index. The Fund's investments are concentrated in one group of industries while the Morgan Stanley World Index includes companies from different industries with different degrees of volatility and returns.


                  11 Oppenheimer Gold & Special Minerals Fund

 Fund performance
--------------------------------------------------------------------------------

Class A Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Gold & Special Minerals Fund (Class A) and Morgan Stanley Capital International (MSCI) World Index

                                [GRAPH OMITTED]

Average Annual Total Return of Class A Shares of the Fund at 6/30/99(1)
1 year        5.59%        5 year   -6.58%      10 year     -1.35%

Class B Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Gold & Special Minerals Fund (Class B) and Morgan Stanley Capital International (MSCI) World Index

                                [GRAPH OMITTED]

Average Annual Total Return of Class B Shares of the Fund at 6/30/99(2)
1 year        6.15%        Life     -7.23%


                  12 Oppenheimer Gold & Special Minerals Fund

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Gold & Special Minerals Fund (Class C) and Morgan Stanley Capital International (MSCI) World Index

                                [GRAPH OMITTED]

Average Annual Total Return of Class C Shares of the Fund at 6/30/99(3)
1 year       10.12%        Life     -6.41%

The returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information for the MSCI World Index in the graphs begins on 6/30/89 for Class A and 10/31/95 for both Class B and Class C.

(1). The inception of the Fund (Class A shares) was 7/19/83. The average annual total returns are shown net of the applicable 5.75% maximum initial sales charge.

(2). Class B shares of the Fund were first publicly offered on 11/1/95. The average annual total returns are shown net of the applicable 5% and 3% contingent deferred sales charges, for the one-year period and the life of the class. The ending account value in the graph is net of the applicable 3% contingent deferred sales charge.

(3). Class C shares of the Fund were first publicly offered on 11/1/95. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period. Past performance is not predictive of future performance. Graphs are not drawn to the same scale.


                  13 Oppenheimer Gold & Special Minerals Fund

 Financials
--------------------------------------------------------------------------------


                  14 Oppenheimer Gold & Special Minerals Fund

--------------------------------------------------------------------------------
 Statement of Investments June 30, 1999
--------------------------------------------------------------------------------

                                                                    Market Value
                                                         Shares     See Note 1
--------------------------------------------------------------------------------
Common Stocks--98.1%
--------------------------------------------------------------------------------
Basic Materials--98.1%
--------------------------------------------------------------------------------
Chemicals--1.0%
AMCOL International Corp.                                 33,100     $   475,812
--------------------------------------------------------------------------------
Engelhard Corp.                                           10,000         226,250
--------------------------------------------------------------------------------
IMC Global, Inc.                                          15,000         264,375
                                                                     -----------
                                                                         966,437

--------------------------------------------------------------------------------
Gold & Precious Minerals--79.1%
--------------------------------------------------------------------------------
Gold--8.8%
Euro-Nevada Mining Corp.                                 442,000       5,256,046
--------------------------------------------------------------------------------
Franco-Nevada Mining Corp. Ltd.                          223,000       3,450,361
                                                                     -----------
                                                                       8,706,407

--------------------------------------------------------------------------------
Gold Mining: Australia--6.8%
Acacia Resources Ltd.                                  1,130,000       1,308,950
--------------------------------------------------------------------------------
Delta Gold NL                                          1,000,000       1,423,131
--------------------------------------------------------------------------------
Lihir Gold Ltd.(1)                                     1,000,000         754,591
--------------------------------------------------------------------------------
Newcrest Mining Ltd.(1)                                  700,000       1,571,667
--------------------------------------------------------------------------------
Ranger Minerals NL                                       300,000         466,655
--------------------------------------------------------------------------------
Sons of Gwalia Ltd.                                      453,019       1,192,555
--------------------------------------------------------------------------------
Zimbabwe Platinum Mines Ltd.(1)                          200,000          45,011
                                                                     -----------
                                                                       6,762,560

--------------------------------------------------------------------------------
Gold Mining: Canada--20.4%
Agnico-Eagle Mines Ltd.                                   80,000         491,876
--------------------------------------------------------------------------------
Barrick Gold Corp.                                       393,860       7,612,047
--------------------------------------------------------------------------------
Cambior, Inc.                                            270,000         866,526
--------------------------------------------------------------------------------
Francisco Gold Corp.(1)                                   50,000         287,153
--------------------------------------------------------------------------------
Goldcorp, Inc., Cl. A(1)                                 298,900       1,464,159
--------------------------------------------------------------------------------
Kinross Gold Corp.(1)                                    790,000       1,329,078
--------------------------------------------------------------------------------
Placer Dome, Inc.                                        530,000       6,232,155
--------------------------------------------------------------------------------
Teck Corp., Cl. B                                        219,800       1,886,060
                                                                     -----------
                                                                      20,169,054

--------------------------------------------------------------------------------
Gold Related Investment--2.8%
Normandy Mining Ltd.                                   4,186,946       2,788,058
--------------------------------------------------------------------------------
Gold Mining: South Africa--12.5%
Anglogold Ltd.                                            61,500       2,649,843
--------------------------------------------------------------------------------
Anglogold Ltd., Sponsored ADR                             48,000       1,032,000
--------------------------------------------------------------------------------
Ashanti Goldfields Co. Ltd., Sponsored GDR               346,120       2,401,207
--------------------------------------------------------------------------------
Avgold Ltd.(1)                                           400,000         218,086
--------------------------------------------------------------------------------
Durban Roodepoort Deep Ltd.(1)                           180,000         310,226


                  15 Oppenheimer Gold & Special Minerals Fund

--------------------------------------------------------------------------------
 Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                    Market Value
                                                         Shares     See Note 1
--------------------------------------------------------------------------------
Gold Mining: South Africa (continued)
Gold Fields Ltd.                                           642,147   $ 2,202,807
--------------------------------------------------------------------------------
Harmony Gold Mining Co.                                    300,000     1,411,924
--------------------------------------------------------------------------------
IAMGOLD, International African Mining Gold Corp.(1)         70,000       141,887
--------------------------------------------------------------------------------
Meridian Gold, Inc.(1)                                     200,000       925,646
--------------------------------------------------------------------------------
Randfontein Estates Ltd.                                   190,000       327,460
--------------------------------------------------------------------------------
Western Areas Ltd.(1)                                      245,000       771,421
                                                                     -----------
                                                                      12,392,507

--------------------------------------------------------------------------------
Gold Mining: United States--8.3%
Homestake Mining Co.                                       400,000     3,275,000
--------------------------------------------------------------------------------
Newmont Mining Corp.                                       247,871     4,926,436
                                                                     -----------
                                                                       8,201,436

--------------------------------------------------------------------------------
Platinum Mining--19.5%
Anglo American Platinum Corp. Ltd.                          73,600     1,717,324
--------------------------------------------------------------------------------
Anglo American Platinum Corp. Ltd., ADR                     83,718     1,953,409
--------------------------------------------------------------------------------
Impala Platinum Holdings Ltd.                              240,000     6,037,466
--------------------------------------------------------------------------------
Stillwater Mining Co.(1)                                   293,000     9,577,437
                                                                     -----------
                                                                      19,285,636
                                                                     -----------
                                                                      78,305,658

--------------------------------------------------------------------------------
Metals--18.0%
--------------------------------------------------------------------------------
Copper--1.8%
Freeport-McMoRan Copper & Gold, Inc., Cl. A                105,000     1,758,750
--------------------------------------------------------------------------------
Metals: Diversified--9.0%
Brush Wellman, Inc.                                        104,800     1,899,500
--------------------------------------------------------------------------------
Cia Vale do Rio Doce, Preference A                          50,000       992,696
--------------------------------------------------------------------------------
Cominco Ltd.                                                29,200       491,254
--------------------------------------------------------------------------------
Dia Met Minerals Ltd., Cl. B(1)                             50,000       861,459
--------------------------------------------------------------------------------
Gencor Ltd.                                                600,000     1,650,559
--------------------------------------------------------------------------------
Lonmin plc                                                 220,000     2,046,037
--------------------------------------------------------------------------------
Rio Tinto plc                                               56,000       938,781
                                                                     -----------
                                                                       8,880,286

--------------------------------------------------------------------------------
Metals: Miscellaneous--4.7%
Caemi Mineracao e Metalurgia SA, Preference             11,179,000       372,014
--------------------------------------------------------------------------------
Cameco Corp.                                                60,000     1,252,662
--------------------------------------------------------------------------------
Groupo Mexico SA                                            50,000       212,221
--------------------------------------------------------------------------------
Iluka Resources Ltd.                                       600,000     1,297,102
--------------------------------------------------------------------------------
SouthernEra Resources Ltd.(1)                              150,000       496,606
--------------------------------------------------------------------------------
Union Miniere SA                                            25,000     1,031,273
                                                                     -----------
                                                                       4,661,878


                  16 Oppenheimer Gold & Special Minerals Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                   Market Value
                                                          Shares   See Note 1
-------------------------------------------------------------------------------
Nickel--2.5%
Falconbridge Ltd.                                         150,000   $ 2,113,107
-------------------------------------------------------------------------------
Inco Ltd.                                                  20,000       360,000
                                                                    -----------
                                                                      2,473,107
                                                                    -----------
                                                                     17,774,021
                                                                    -----------
Total Common Stocks (Cost $92,069,102)                               97,046,116

===============================================================================
Preferred Stocks--1.3%
-------------------------------------------------------------------------------
Ashanti Goldfields Co. Ltd., A Shares(2)                   88,888        97,777
-------------------------------------------------------------------------------
Battle Mountain Gold Co., $3.25 Cum. Cv., Non-Vtg          33,900     1,154,718
                                                                    -----------
Total Preferred Stocks (Cost $1,866,040)                              1,252,495

                                                        Face
                                                        Amount
===============================================================================
Repurchase Agreements--3.1%
-------------------------------------------------------------------------------
Repurchase agreement with First Chicago Capital
Markets, 4.80%, dated 6/30/99, to be repurchased
at $3,100,413 on 7/1/99, collateralized by U.S.
Treasury Nts., 5.50%-8%, 11/30/99-7/15/06, with
a value of $2,617,024, U.S. Treasury Bonds,
6%-9.25%, 2/15/16-2/15/26, with a value of
$548,026 (Cost $3,100,000)                        $3,100,000         3,100,000

-------------------------------------------------------------------------------
Total Investments, at Value (Cost $97,035,142)         102.5%      101,398,611
------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                   (2.5)       (2,456,072)
                                                       -----     -------------
Net Assets                                             100.0%    $  98,942,539
                                                       =====     =============

Distribution of investments representing geographic diversification, as a percentage of total investments at value, is as follows:

Geographic Diversification                        Market Value          Percent
-------------------------------------------------------------------------------
Canada                                            $ 35,518,082             35.0%
-------------------------------------------------------------------------------
United States                                       26,658,280             26.3
-------------------------------------------------------------------------------
South Africa                                        22,683,731             22.4
--------------------------------------------------------------------------------
Australia                                           10,945,496             10.8
--------------------------------------------------------------------------------
Great Britain                                        2,984,818              2.9
--------------------------------------------------------------------------------
Brazil                                               1,364,710              1.4
--------------------------------------------------------------------------------
Belgium                                              1,031,273              1.0
--------------------------------------------------------------------------------
Mexico                                                 212,221              0.2
                                                  ------------            -----
Total                                             $101,398,611            100.0%
                                                  ============            =====

(1). Non-income-producing security.

(2). Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.

See accompanying Notes to Financial Statements.


                  17 Oppenheimer Gold & Special Minerals Fund

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities June 30, 1999
--------------------------------------------------------------------------------

==============================================================================================
Assets
Investments, at value (cost $97,035,142)--see accompanying statement             $ 101,398,611
----------------------------------------------------------------------------------------------
Cash                                                                                    42,222
----------------------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                                                     804,500
Interest and dividends                                                                  21,620
Other                                                                                   10,260
                                                                                 -------------
Total assets                                                                       102,277,213

==============================================================================================
Liabilities
Unrealized depreciation on foreign currency exchange contracts--Note 5                   7,068
----------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                2,673,558
Shares of beneficial interest redeemed                                                 362,181
Trustees' compensation--Note 1                                                         101,754
Shareholder reports                                                                     66,091
Distribution and service plan fees                                                      52,658
Transfer and shareholder servicing agent fees                                           31,991
Custodian fees                                                                          17,970
Other                                                                                   21,403
                                                                                 -------------
Total liabilities                                                                    3,334,674

==============================================================================================
Net Assets                                                                       $  98,942,539
                                                                                 =============
==============================================================================================
Composition of Net Assets
Paid-in capital                                                                  $ 121,281,699
----------------------------------------------------------------------------------------------
Undistributed net investment income                                                    237,984
----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions     (26,939,487)
----------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of
assets and liabilities denominated in foreign currencies                             4,362,343
                                                                                 -------------
Net assets                                                                       $  98,942,539
                                                                                 =============


                  18 Oppenheimer Gold & Special Minerals Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

=========================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$78,514,231 and 7,973,858 shares of beneficial interest outstanding)               $ 9.85
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                        $10.45

-----------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $14,528,472 and
1,502,954 shares of beneficial interest outstanding)                               $ 9.67

-----------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $5,899,836 and
608,686 shares of beneficial interest outstanding)                                   9.69

See accompanying Notes to Financial Statements.


                  19 Oppenheimer Gold & Special Minerals Fund

--------------------------------------------------------------------------------
 Statement of Operations For the Year Ended June 30, 1999
--------------------------------------------------------------------------------

================================================================================
Investment Income
Dividends (net of foreign withholding taxes of $93,071)            $  1,928,899
-------------------------------------------------------------------------------
Interest                                                                213,735
                                                                   ------------
Total income                                                          2,142,634

================================================================================
Expenses
Management fees--Note 4                                                 724,222
-------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                   369,032
-------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                 166,371
Class B                                                                 123,590
Class C                                                                  52,722
--------------------------------------------------------------------------------
Shareholder reports                                                     124,705
--------------------------------------------------------------------------------
Custodian fees and expenses                                              59,659
--------------------------------------------------------------------------------
Trustees' compensation--Note 1                                           30,205
--------------------------------------------------------------------------------
Legal, auditing and other professional fees                              24,608
--------------------------------------------------------------------------------
Insurance expenses                                                        4,675
--------------------------------------------------------------------------------
Other                                                                    20,348
                                                                   ------------
Total expenses                                                        1,700,137
Less expenses paid indirectly--Note 1                                    (3,823)
                                                                   ------------
Net expenses                                                          1,696,314

================================================================================
Net Investment Income                                                   446,320

================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                             566,427
Foreign currency transactions                                        (2,105,188)
                                                                   ------------
Net realized loss                                                    (1,538,761)
-------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                          12,068,559
Translation of assets and liabilities
  denominated in foreign currencies                                   1,151,535
                                                                   ------------
Net change                                                           13,220,094
                                                                   ------------
Net realized and unrealized gain                                     11,681,333

-------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations               $ 12,127,653
                                                                   ============

See accompanying Notes to Financial Statements.


                  20 Oppenheimer Gold & Special Minerals Fund

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                       Year Ended June 30,
                                                                      1999            1998
===============================================================================================
Operations
Net investment income                                             $    446,320    $     266,771
-----------------------------------------------------------------------------------------------
Net realized loss                                                   (1,538,761)     (15,533,246)
-----------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation               13,220,094      (27,090,596)
                                                                  ------------    -------------
Net increase (decrease) in net assets resulting from operations     12,127,653      (42,357,071)

===============================================================================================
Dividends to Shareholders
Dividends from net investment income:
Class A                                                               (152,625)        (360,008)

===============================================================================================
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting
from beneficial interest transactions--Note 2:
Class A                                                             (9,546,621)     (10,099,835)
Class B                                                              2,373,711        5,712,711
Class C                                                               (269,738)       2,776,982

===============================================================================================
Net Assets
Total increase (decrease)                                            4,532,380      (44,327,221)
-----------------------------------------------------------------------------------------------
Beginning of period                                                 94,410,159      138,737,380
                                                                  ------------    -------------
End of period [including undistributed
(overdistributed) net investment
income of $237,984 and $(97,629), respectively]                   $ 98,942,539    $  94,410,159
                                                                  ============    =============

See accompanying Notes to Financial Statements.


                  21 Oppenheimer Gold & Special Minerals Fund

--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

                                                    Class A
                                                    --------------------------------------------------------------------------
                                                    Year Ended June 30,
                                                    1999          1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                $    8.81     $   12.68        $   14.15        $   13.48        $   13.28
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                              .06           .04              .04              .04              .06
Net realized and unrealized gain (loss)                  1.00         (3.87)           (1.48)             .69              .21
                                                    ---------     ---------        ---------        ---------        ---------
Total income (loss) from investment operations           1.06         (3.83)           (1.44)             .73              .27

------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                     (.02)         (.04)            (.03)            (.06)            (.07)
                                                    ---------     ---------        ---------        ---------        ---------
Total dividends and distributions to shareholders        (.02)         (.04)            (.03)            (.06)            (.07)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $    9.85     $    8.81        $   12.68        $   14.15        $   13.48
                                                    =========     =========        =========        =========        =========
==============================================================================================================================
Total Return, at Net Asset Value(1)                     12.03%       (30.23)%         (10.20)%           5.44%            2.03%

==============================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)            $  78,514     $  78,458        $ 126,086        $ 161,769        $ 171,721
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $  78,932     $ 102,501        $ 149,564        $ 171,427        $ 178,579
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income (loss)                             0.62%         0.32%            0.28%            0.25%            0.45%
Expenses                                                 1.62%         1.43%(3)         1.34%(3)         1.38%(3)         1.36%(3)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                                 45%           65%              21%              38%              36%

(1). Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2). Annualized for periods less than one full year.

(3). Expense ratio reflects the effect of expenses paid indirectly by the Fund.

(4). The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 1999, were $42,057,535 and $47,430,508, respectively.


                  22 Oppenheimer Gold & Special Minerals Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                    Class B
                                                    ---------------------------------------------------------
                                                    Year Ended June 30,
                                                    1999          1998             1997             1996(5)
=============================================================================================================
Per Share Operating Data
Net asset value, beginning of period                $    8.70     $   12.56        $   14.11        $   12.33
-------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                               --          (.01)            (.04)            (.01)
Net realized and unrealized gain (loss)                   .97         (3.85)           (1.51)            1.79
                                                    ---------     ---------        ---------        ---------
Total income (loss) from investment operations            .97         (3.86)           (1.55)            1.78

-------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                       --            --               --               --
                                                    ---------     ---------        ---------        ---------
Total dividends and distributions to shareholders          --            --               --               --
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $    9.67     $    8.70        $   12.56        $   14.11
                                                    =========     =========        =========        =========
=============================================================================================================
Total Return, at Net Asset Value(1)                     11.15%       (30.73)%         (10.99)%          14.25%

=============================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)            $  14,528     $  10,681        $   8,716        $   4,882
-------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $  12,369     $  10,150        $   7,361        $   2,588
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income (loss)                            (0.22)%       (0.41)%          (0.48)%          (0.25)%
Expenses                                                 2.41%         2.21%(3)         2.16%(3)         2.22%(3)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                                 45%           65%              21%              38%


(1). Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2). Annualized for periods less than one full year.

(3). Expense ratio reflects the effect of expenses paid indirectly by the Fund.

(4). The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 1999, were $42,057,535 and $47,430,508, respectively.

(5). For the period from November 1, 1995 (inception of offering) to June 30, 1996.


                  23 Oppenheimer Gold & Special Minerals Fund

--------------------------------------------------------------------------------
 Financial Highlights (Continued)
--------------------------------------------------------------------------------

                                                    Class C
                                                    ---------------------------------------------------------
                                                    Year Ended June 30,
                                                    1999          1998             1997            1996(5)
=============================================================================================================
Per Share Operating Data
Net asset value, beginning of period                $    8.72     $   12.59        $   14.13        $   12.33
-------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                             (.02)         (.01)            (.02)            (.01)
Net realized and unrealized gain (loss)                   .99         (3.86)           (1.52)            1.81
                                                    ---------     ---------        ---------        ---------
Total income (loss) from investment operations            .97         (3.87)           (1.54)            1.80

-------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                       --            --               --               --
                                                    ---------     ---------        ---------        ---------
Total dividends and distributions to shareholders          --            --               --               --
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $    9.69     $    8.72        $   12.59        $   14.13
                                                    =========     =========        =========        =========
=============================================================================================================
Total Return, at Net Asset Value(1)                     11.12%       (30.74)%         (10.90)%          14.41%

=============================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)            $   5,900     $   5,271        $   3,935        $   1,390
-------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $   5,276     $   4,215        $   2,672        $     840
-------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income (loss)                            (0.22)%       (0.41)%          (0.45)%          (0.26)%
Expenses                                                 2.40%         2.20%(3)         2.18%(3)         2.19%(3)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                                 45%           65%              21%              38%

(1). Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2). Annualized for periods less than one full year.

(3). Expense ratio reflects the effect of expenses paid indirectly by the Fund.

(4). The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 1999, were $42,057,535 and $47,430,508, respectively.

(5). For the period from November 1, 1995 (inception of offering) to June 30, 1996.

See accompanying Notes to Financial Statements.


                  24 Oppenheimer Gold & Special Minerals Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies

Oppenheimer Gold & Special Minerals Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge, on investments up to $1 million. Class B and Class C shares may be subject to a contingent deferred sales charge
(CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Securities Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

            The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.


                  25 Oppenheimer Gold & Special Minerals Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies (continued)

Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. As of June 30, 1999, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $25,900,000, which expires between 2000 and 2007.

--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted a nonfunded retirement plan for the Fund's independent Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended June 30, 1999, a provision of $6,072 was made for the Fund's projected benefit obligations and payments of $4,954 were made to retired trustees, resulting in an accumulated liability of $98,747 as of June 30, 1999.

            The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustees in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.


                  26 Oppenheimer Gold & Special Minerals Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
Distributions to Shareholders. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

            The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended June 30, 1999, amounts have been reclassified to reflect an increase in paid-in capital of $528,483, increase in undistributed net investment income of $41,918, and an increase in accumulated net realized loss on investments of $570,401.

--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Foreign dividend income is often recorded on the payable date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                  27 Oppenheimer Gold & Special Minerals Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                               Year Ended June 30, 1999          Year Ended June 30, 1998
                             --------------------------       -----------------------------
                                Shares         Amount            Shares         Amount
-------------------------------------------------------------------------------------------
Class A:
Sold                         11,245,976    $ 104,670,021       12,853,959    $ 135,829,366
Dividends reinvested             15,567          140,416           36,061          325,275
Redeemed                    (12,193,450)    (114,357,058)     (13,929,468)    (146,254,476)
                             ----------    -------------       ----------    -------------
Net decrease                   (931,907)   $  (9,546,621)      (1,039,448)   $ (10,099,835)
                             ==========    =============       ==========    =============

------------------------------------------------------------------------------------------
Class B:
Sold                          2,242,622    $  20,604,492        1,457,504    $  15,191,579
Redeemed                     (1,967,421)     (18,230,781)        (923,519)      (9,478,868)
                             ----------    -------------       ----------    -------------
Net increase                    275,201    $   2,373,711          533,985    $   5,712,711
                             ==========    =============       ==========    =============

------------------------------------------------------------------------------------------
Class C:
Sold                          2,502,629    $  22,956,234        2,406,210    $  24,524,520
Redeemed                     (2,498,625)     (23,225,972)      (2,114,188)     (21,747,538)
                             ----------    -------------       ----------    -------------
Net increase (decrease)           4,004    $    (269,738)         292,022    $   2,776,982
                             ==========    =============       ==========    =============

================================================================================
3. Unrealized Gains and Losses on Securities

As of June 30, 1999, net unrealized appreciation on investments of $4,363,469 was composed of gross appreciation of $23,606,156, and gross depreciation of $19,242,687.

================================================================================
4. Management Fees and Other Transactions

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of aggregate net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of net assets in excess of $800 million. The Fund's management fee for the year ended June 30, 1999, was 0.75% of the average annual net assets for each class of shares.

================================================================================
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

================================================================================
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.


                  28 Oppenheimer Gold & Special Minerals Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

               Aggregate        Class A
               Front-End        Front-End        Commissions on   Commissions on    Commissions on
               Sales Charges    Sales Charges    Class A Shares   Class B Shares    Class C Shares
               on Class A       Retained by      Advanced by      Advanced by       Advanced by
Year Ended     Shares           Distributor      Distributor(1)   Distributor(1)    Distributor(1)
--------------------------------------------------------------------------------------------------
June 30, 1999  $229,926         $59,183          $1,759           $235,796               $27,551

(1). The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                    Class A                 Class B                  Class C
                                    Contingent Deferred     Contingent Deferred      Contingent Deferred
                                    Sales Charges           Sales Charges            Sales Charges
                                    Retained by             Retained by              Retained by
Year Ended                          Distributor             Distributor              Distributor
--------------------------------------------------------------------------------------------------------
June 30, 1999                       $       --              $75,650                           $9,444

            The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

--------------------------------------------------------------------------------
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased on or after April 1, 1988. The rate is 0.15% for shares purchased before that date. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the fiscal year ended June 30, 1999, payments under the Class A Plan totaled $166,371, all of which was paid by the Distributor to recipients. That included $4,543 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plans during the period for which the fee is paid.


                  29 Oppenheimer Gold & Special Minerals Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

================================================================================
4. Management Fees and Other Transactions (continued)

The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

                  The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended June 30, 1999 were as follows:

                                                              Distributor's         Distributor's
                                                              Aggregate             Unreimbursed
                                                              Unreimbursed          Expenses as
                     Total Payments      Amount Retained      Expenses              % of Net Assets
Class                Under Plan          By Distributor       Under Plan            of Class
-----------------------------------------------------------------------------------------------------
Class B Plan         $123,590             $105,092            $675,663                   4.65%
-----------------------------------------------------------------------------------------------------
Class C Plan         $ 52,722             $ 34,960            $104,675                   1.77%

================================================================================
5. Foreign Currency Contracts

A foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency exchange contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

            The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.

            The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

            Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.


                  30 Oppenheimer Gold & Special Minerals Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
As of June 30, 1999, the Fund had outstanding foreign currency contracts as follows:

                                                        Contract
                                           Expiration   Amounts        Valuation as of   Unrealized
Contract Description                       Date         (000s)         June 30, 1999     Depreciation
-----------------------------------------------------------------------------------------------------
Contracts to Purchase
---------------------
British Pound Sterling (GBP)               7/1/99        570GBP        $898,507           $7,068

================================================================================
6. Illiquid or Restricted Securities

As of June 30, 1999, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of June 30, 1999, was $97,777, which represents 0.10% of the Fund's net assets.

================================================================================
7. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

            The Fund had no borrowings outstanding during the year ended June 30, 1999.


                   31 Oppenheimer Gold & Special Minerals Fund

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Gold & Special Minerals Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Gold & Special Minerals Fund as of June 30, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

            We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

            In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Gold & Special Minerals Fund as of June 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

KPMG LLP

Denver, Colorado
July 22, 1999


                   32 Oppenheimer Gold & Special Minerals Fund

--------------------------------------------------------------------------------
Federal Income Tax Information (Concluded)
--------------------------------------------------------------------------------

================================================================================
In early 2000 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1999. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

            Dividends of $0.0182 per share were paid to Class A shareholders, on December 4, 1998. Dividends paid by the Fund during the fiscal year ended June 30, 1999, which are not designated as capital gain distributions should be multiplied by 35.80% to arrive at the net amount eligible for the corporate dividend-received deduction.

            The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                  33 Oppenheimer Gold & Special Minerals Fund

--------------------------------------------------------------------------------
 Oppenheimer Gold & Special Minerals Fund
--------------------------------------------------------------------------------

================================================================================
Officers and Trustees         Leon Levy, Chairman of the Board of Trustees
                              Donald W. Spiro, Vice Chairman of the Board
                                of Trustees
                              Bridget A. Macaskill, Trustee and President
                              Robert G. Galli, Trustee
                              Benjamin Lipstein, Trustee
                              Elizabeth B. Moynihan, Trustee
                              Kenneth A. Randall, Trustee
                              Edward V. Regan, Trustee
                              Russell S. Reynolds, Jr., Trustee
                              Pauline Trigere, Trustee
                              Clayton K. Yeutter, Trustee
                              Frank Jennings, Vice President
                              Shanquan Li, Vice President
                              Andrew J. Donohue, Secretary
                              Brian W. Wixted, Treasurer
                              Robert G. Zack, Assistant Secretary
                              Robert J. Bishop, Assistant Treasurer
                              Scott T. Farrar, Assistant Treasurer

================================================================================
Investment Advisor            OppenheimerFunds, Inc.

================================================================================
Distributor                   OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder      OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of                  The Bank of New York
Portfolio Securities

================================================================================
Independent Auditors          KPMG LLP

                              This is a copy of a report to shareholders of Oppenheimer Gold & Special Minerals Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Gold & Special Minerals Fund. For material information concerning the Fund, see the Prospectus.
                              Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.


                  34 Oppenheimer Gold & Special Minerals Fund

--------------------------------------------------------------------------------
 OppenheimerFunds Family
--------------------------------------------------------------------------------

===========================================================================================
Real Asset Funds
-------------------------------------------------------------------------------------------
Real Asset Fund                 Gold & Special Minerals Fund

===========================================================================================
Global Stock Funds
-------------------------------------------------------------------------------------------
Developing Markets Fund         International Growth Fund       Global Growth & Income Fund
International Small             Global Fund                     Europe Fund
   Company Fund                 Quest Global Value Fund

===========================================================================================
Stock Funds
-------------------------------------------------------------------------------------------
Enterprise Fund                 MidCap Fund                     Growth Fund
Discovery Fund                  Capital Appreciation Fund       Large Cap Growth Fund
Quest Small Cap Value Fund      Quest Capital Value Fund        Disciplined Value Fund
                                                                Quest Value Fund

===========================================================================================
Stock & Bond Funds
-------------------------------------------------------------------------------------------
Main Street Growth &            Total Return Fund               Multiple Strategies Fund
   Income Fund(1)               Quest Balanced                  Disciplined Allocation Fund
Quest Opportunity                 Value Fund                    Convertible Securities Fund
   Value Fund                   Capital Income Fund(2)

===========================================================================================
Taxable Bond Funds
-------------------------------------------------------------------------------------------
International Bond Fund         Champion Income Fund            U.S. Government Trust
World Bond Fund                 Strategic Income Fund           Limited-Term Government Fund
High Yield Fund                 Bond Fund

===========================================================================================
Municipal Bond Funds
-------------------------------------------------------------------------------------------
California Municipal Fund(3)    Pennsylvania Municipal Fund(3)  Rochester Division:
Florida Municipal Fund(3)       Municipal Bond Fund             Rochester Fund Municipals
New Jersey Municipal Fund(3)    Insured Municipal Fund          Limited Term New York
New York Municipal Fund(3)      Intermediate Municipal Fund        Municipal Fund

===========================================================================================
Money Market Funds(4)
-------------------------------------------------------------------------------------------
Money Market Fund               Cash Reserves

(1). On 12/22/98, the Fund's name was changed from "Oppenheimer Main Street Income & Growth Fund."

(2). On 4/1/99, the Fund's name was changed from "Oppenheimer Equity Income
Fund."

(3). Available only to investors in certain states.

(4). An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1999 OppenheimerFunds, Inc. All rights reserved.


                  35 Oppenheimer Gold & Special Minerals Fund

                            ------------------------
                            Information and Services
                            ------------------------

            As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.

            Internet
            24-hr access to account information and transactions

            -----------------------------------------------------
            www.oppenheimerfunds.com
            -----------------------------------------------------

            General Information
            Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET

            -----------------------------------------------------
             1-800-525-7048
            -----------------------------------------------------

            Telephone Transactions
            Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET

            -----------------------------------------------------
             1-800-852-8457
            -----------------------------------------------------

            PhoneLink
            24-hr automated information
            and automated transactions

            -----------------------------------------------------
             1-800-533-3310
            -----------------------------------------------------

            Telecommunication Device for the Deaf (TDD)
            Mon-Fri 8:30am-6pm ET

            -----------------------------------------------------
             1-800-843-4461
            -----------------------------------------------------

            OppenheimerFunds Information Hotline
            24 hours a day, timely and insightful messages on the economy and issues that affect your investments

            -----------------------------------------------------
             1-800-835-3104
            -----------------------------------------------------

            Transfer and Shareholder Servicing Agent
            OppenheimerFunds Services,
            P.O. Box 5270, Denver, CO 80217-5270

                                  [LOGO]
                          OppenheimerFunds(SM)
                             Distributor, Inc.